UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2022

US FOODS HOLDING CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-37786	26-0347906
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9399 W. Higgins Road, Suite 100
Rosemont, IL 60018
(Address of principal executive offices) (Zip code)

(847) 720-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	USFD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 11, 2022, following a governance review by the Board of Directors (the “Board”), US Foods Holding Corp. (the “Company”) implemented a series of changes consistent with its commitment to best practices of corporate governance.

Effective immediately, the Board of Directors has determined to separate the roles of Chief Executive Officer and Chair. Robert M. Dutkowsky, currently the Company's independent lead director, has been elected non-executive Chair. Pietro Satriano will continue as Chief Executive Officer and a director.

In addition, the Board has elected Cheryl A. Bachelder to serve as Chair of the Compensation Committee of the Board and Ann E. Ziegler to serve as Chair of the Nominating & Corporate Governance Committee of the Board, effective immediately.

Item 7.01. Regulation FD Disclosure.

On February 11, 2022, the Company issued a press release announcing the corporate governance changes described above, a copy of which is furnished as Exhibit 99.1 to this current report.

The information contained in this Item 7.01 as well as in Exhibit 99.1 is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act.

Additional Information
The Company intends to file a proxy statement on Schedule 14A, an accompanying white proxy card and other relevant documents with the SEC in connection with the solicitation of proxies from the Company’s shareholders for the Company’s 2022 annual meeting of shareholders. SHAREHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ THE COMPANY’S DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain a copy of the definitive proxy statement, an accompanying white proxy card, any amendments or supplements to the definitive proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge in the “SEC Filings” subsection of the “Financial Information” section of the Company’s Investor Relations website at https://ir.usfoods.com/investors or by contacting the Company’s Investor Relations department at Melissa.Napier@usfoods.com, as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

Participants in the Solicitation
The Company, its directors and certain of its executive officers are participants in the solicitation of proxies from the Company’s shareholders in connection with matters to be considered at the Company’s 2022 annual meeting of shareholders. Information regarding the direct and indirect interests, by security holdings or otherwise, of the Company’s directors and executive officers is included in the Company’s Proxy Statement on Schedule 14A for its 2021 annual meeting of shareholders, filed with the SEC on April 2, 2021, the Company’s Annual Report on Form 10-K for the year ended January 2, 2021, filed with the SEC on February 16, 2021, and in the Company’s Current Reports on Form 8-K filed with the SEC from time to time. Changes to the direct or indirect interests of the Company’s directors and executive officers are set forth in SEC filings on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4. These documents are available free of charge as described above. Updated information regarding the identities of potential participants and their direct or indirect interests, by security holdings or otherwise, in the Company will be set forth in the Proxy Statement for the Company’s 2022 annual meeting of shareholders and other relevant documents to be filed with the SEC, if and when they become available.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated February 11, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US FOODS HOLDING CORP.

Date: February 11, 2022	By:	/s/ Kristin M. Coleman
		Name:	Kristin M. Coleman
		Title:	Executive Vice President, General Counsel & Chief Compliance Officer